Exhibit 10.2

MASTER SERVICE AGREEMENT THIS MASTER SERVICE AGREEMENT (this “Agreement”) is made and entered into as of the 30 day of July, 2021 (the “Effective Date”) Bluejay Diagnostics, Inc. a Delaware Corporation with an office at 360 Massachusetts Avenue, Suite 203, Acton MA 01720, USA (“Bluejay”) and Sanyoseiko Co., Ltd., with its headquarters at 1435, Ozawa, Saruhashi - machi, Otsuki - shi, Yamanashi 409 - 0616, Japan (“Company”” or “Service Provider”). BACKGROUND WHEREAS, Company provides services, consulting, design, manufacturing, hardware updates/upgrades, software and firmware updates/upgrades, fulfillment and shipping services; and WHEREAS, Bluejay is engaged in the development, manufacturing, sales, and marketing of medical tests and devices; and WHEREAS, Company and Bluejay desire to enter into this Agreement to collaboratively complete the Services (as defined herein); and WHEREAS, in consideration of Bluejay entering into this Agreement, Company has agreed not to compete with Bluejay under the conditions set forth in this Agreement; and NOW, THEREFORE, in consideration of the covenants and representations contained herein and intending to be legally bound, Company and Bluejay (each a “ Party ” and collectively the “ Parties ”), agree as follows : 1. Services 1. Subject to the terms and conditions of this Agreement, Company will provide services to Bluejay . Services may include consulting, contract manufacturing, engineering design, aesthetic design, packaging, labeling, regulatory affairs, quality management, software design, testing, sourcing, research, and development . 2. Term and Termination 1. This Agreement shall commence on the Effective Date and shall continue for three (3) years thereafter (the “Initial Term”) . After the Initial Term, this Agreement shall automatically renew for successive one (1) year periods (each a “Renewal Term” and, collectively with the Initial Term, the “Term”) unless terminated by either party upon ninety (90) days prior written notice . 2. Either party may terminate this Agreement for failure of the other to comply with any material term or condition of this Agreement, if corrective action is not taken within thirty (30) days after written notice or such failure has been provided to the other party 3. If either party becomes or is declared insolvent or bankrupt, is the subject to any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then the other party may, by giving written notice to such party, terminate this Agreement as of a date specified in such notice of termination ; provided that the foregoing shall not apply with respect to any 83258689.3 705070 - 000010 involuntary petition in bankruptcy filed against a party unless such petition is not dismissed within sixty (60) days of such filing. 3. Press Releases 1. Bluejay may, from time to time, refer to Company directly or indirectly in a media release, promotional or marketing materials, lists, or business presentations relating to this Agreement or the subject matter of this Agreement (each, a “ Disclosure ”) after mutual discussion on the timing and contents of Disclosure . 2. Company grants to Bluejay a limited, non - exclusive, fully - paid, and non - transferable license and right to use or copy Company's trademarks and copyrights including, without limitation, the name “SANYOSEIKO”, in connection with Company performance under this Agreement and in connection with any Disclosure . The license granted hereunder does not include any ownership interest in Company's trademarks or copyrights and does not include the right to modify or alter in any way such trademarks or copyrights . 4. Reporting; Record Keeping and Inspection 1. Company shall keep complete, true and accurate records of all manufacturing, suppliers, revisions, expenses made, and any other related matters pertaining to the Services rendered according to applicable regulations, such as United States 21 CFR 820 quality system regulations . Such records shall be released to Bluejay within thirty (30) business days after Bluejay's request, or within sixty (60) days upon completion of the Services or if the Agreement is terminated . 5. Confidential Information 1. “ Confidential Information” means any and all information of any kind disclosed by the one Party to the other whether in oral, written, electronically transmitted or any other format, including without limitation, data, software, business plans, work plans, cost and pricing information, pricing methodologies, purchasing information, client lists, member lists, finances, programs, products, processes, methods, techniques, mathematical formulae, algorithms, know - how, concepts, ideas, computer programs, volumes, invoices, pickup or destination points, subcontractor or vendor network, promotions, operations or business relationships, all customer information and all record - bearing media disclosing such information and techniques. Without limitation to the foregoing, Inventions and information related thereto shall be deemed the Confidential Information of Bluejay and not Company. 2. Each Party receiving Confidential Information hereunder (the “ Receiving Party ”) shall keep in confidence and shall use the Confidential Information of the other Party (the “ Disclosing Party ”) only for the purpose of performing hereunder. The Receiving Party shall apply no lesser security measures and degree of care (and in any event no less than reasonable care) to Confidential Information of the Disclosing Party than it applies to its own confidential or proprietary information of like importance. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to any Third Party, other than those officers, directors, employees, agents or representatives of the Receiving Party or its Affiliates who have a need to know such Confidential Information for the purpose of performing hereunder and who are bound in writing to keep such Confidential Information confidential consistent with the obligations under this Agreement. The Receiving Party is and shall remain responsible for any breach of confidentiality by any such officers, directors, employees, agents or representatives of the Receiving Party or its affiliates. Page 2 83258689.3 70507 0 - 000010

Page 3 83258689.3 705070 - 000010 3. Confidential Information shall not include any information that: (a) the Receiving Party can reasonably demonstrate from its written records was in its possession or the possession of its affiliates prior to receipt from the Disclosing Party, (b) the Receiving Party can reasonably demonstrate from its written records was independently developed by it or its affiliates without use of the Confidential Information of the Disclosing Party, (c) is at the time of disclosure or becomes publicly known, through no fault of the Receiving Party or anyone to whom the Receiving Party has legitimately disclosed the same under this Agreement, (d) the Receiving Party can reasonably demonstrate from its written records that such information was furnished to it by a third party without breach of a duty to the Disclosing Party. 4. The Receiving Party may disclose the Confidentia1 Information of the Disclosing Party to the extent required by law or by order of the court or other governmental agency to disclose so long as to the extent permitted by the applicable law the Receiving Party notifies the Disclosing Party in writing of the requirement to disclose prior to such disclosure in order to allow the Disclosing Party a reasonable opportunity to seek an appropriate protective order or other means to protect the confidentiality of such Confidential Information, and reasonably assists the Disclosing Party in obtaining such protection. 5. The Receiving Party acknowledge and agree that the Disclosing Party would be irreparably harmed if this Section 5 is not complied with in accordance with its specific terms or is otherwise breached. Accordingly, it is agreed that Disclosing Party shall be entitled to an injunction or injunctions to prevent breaches of this Section and shall have the right to specific enforcement of this Section and its terms and provisions against the Receiving Party in addition to any other remedy to which Disclosing Party may be entitled under this Agreement, at law or in equity 6. Intellectual Property 1. Company Intellectual Property. Any and all intellectual property in any form, including but not limited to, patens, trademarks, utility models, designs, copyrights, trade secrets, technical facts, know - how, data or advice in written or oral form (the “ Intellectual Property ”) owned by Company prior to the Effective Date or newly developed independent of this Agreement by Company shall remain the sole property of Company. Nothing contained in this Agreement shall be construed to transfer the ownership to any such Intellectual Property owned by Company to Bluejay. 2. Invention Rights. Company shall promptly disclose to (and only to) Bluejay any idea, design, concept, technique, invention, discovery or improvement, whether or not patentable, made solely by Company or jointly by Company with one or more employees, agents or consultants of Bluejay in connection with Company’ performance of its obligations under this Agreement (each an “ Invention ”). All Intellectual Property newly conceived or arising in the course of the performance by Company of its obligations hereunder, whether alone or jointly with Bluejay, shall be, and hereby is, assigned by Company to Bluejay. Company shall take such actions, including executing and delivering such documents, as Bluejay may request from time - to - time to compete, evidence or perfect such assignment. 3. Bluejay Intellectual Property. Unless specifically granted otherwise, nothing contained in this Agreement shall be construed to grant Company a license or in any way give ownership to any Bluejay - owned Intellectual Property, except that Company shall have access to such Bluejay - owned Intellectual Property solely as required for Company to fulfill, and solely for the purpose of fulfilling, its contractual obligations herein.

Page 4 83258689.3 705070 - 000010 7. Representations and Warranties Each party represents and warrants to the other party that, as of the date hereof : (i) it has full power and authority to execute and deliver this Agreement ; (ii) this Agreement has been duly authorized and executed by an appropriate employee of such party ; (iii) this Agreement is a legally valid and binding obligation of such party ; and (iv) its execution, delivery and/or performance of this Agreement does not conflict with any agreement, understanding or document to which it is a party . 8. Disclaimers of Warranties EXCEPT TO THE EXTENT EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED (INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) . EACH PARTY SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY REGARDING : (I) THE AMOUNT OF REVENUE THAT THE OTHER PARTY MAY RECEIVE DURING THE TERM ; AND (H) ANY ECONOMIC OR OTHER BENEFIT THAT THE OTHER PARTY MIGHT OBTAIN THROUGH ITS PARTICIPATION IN THIS AGREEMENT . 9. Indemnification and Liability 1. Indemnification by Company. Company shall defend, indemnify and hold each of Bluejay, its Affiliates, and their respective directors, officers, employees and agents, together with the successors and assigns of any of the foregoing (each, a “Bluejay Indemnitee”) harmless from and against any and all claims, suits, actions, demands or judgments made by a Third Party (collectively, “Third Party Claims”) and any and all resultant liabilities, damages, settlements, penalties, fines, costs or expenses (including reasonable attorneys’ fees) (“Liabilities”), to the extent that such Third Party Claims and Liabilities arise, directly or indirectly out of, or in connection with (a) Company’ negligence or willful misconduct, including without limitation with respect to the Services, (b) Company’ violation of Applicable Laws, and (c) the breach by Company of any of its representations and warranties hereunder. 2. Indemnification by Bluejay. Bluejay shall defend, indemnify and hold each of Company, its Affiliates, and their respective directors, officers, employees and agents, together with the successors and assigns of any of the foregoing (each, a “Company Indemnitee”) harmless from and against any and all Third Party Claims and Liabilities to the extent that such Third Party Claims and Liabilities arise, directly or indirectly out of, or in connection with (a) Bluejay's negligence or willful misconduct, (b) Bluejay's violation of Applicable Laws, and (c) the breach by Bluejay of any of its representations and warranties hereunder. 3. Procedure. A Party seeking indemnification under Section 9.1 or Section 9.2 (an “ Indemnitee ”), shall notify the other Party (the “ Indemnitor ”) upon becoming aware of any Third Party Claim that may be subject to indemnification under this Section. Failure to provide such notice shall not constitute a waiver or release of the Indemnitee's rights to indemnification, except to the extent that such delay or failure materially prejudices the Indemnitor. The Indemnitee shall cooperate reasonably with the Indemnitor and its legal representatives in connection with the investigation and defense of any Third - Party Claim and/or Liability covered by this Section. Neither Party shall enter into any settlement, consent judgment or other voluntary final disposition of any Third Party Claim and/or Liability for which the other Party seeks indemnification hereunder without the prior written consent of the other Party, if such settlement would: (a) impose any monetary obligation on the other Party or any of its Affiliates, (b) constitute an admission of guilt or wrong - doing by the other Party or any of its Affiliates, or (c) require

Page 5 83258689.3 705070 - 000010 the other Party or any of its Affiliates to submit to an injunction or otherwise limit the other Party's or any of its Affiliates' rights under this Agreement. 9.4 Limitation of Damages. EXCEPT AS ARISING FROM A BREACH OF CONFIDENTIALITY UNDER SECTION 5 OR FOR LIABILITIES ARISING OUT OF THIRD PARTY CLAIMS UNDER SECTIONS 9.1 OR 9.2, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, MULTIPLE OR OTHER SIMILAR DAMAGES (INCLUDING ANY CLAIMS FOR LOST PROFITS OR REVENUES) ARISING FROM OR RELATING TO THIS AGREEMENT THE AGGREGATE LIABILITY IN CONNECTION WITH THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNT PAID BY BLUEJAY FOR THE PRODUCTS. 10. Miscellaneous 1. Assignment. Neither Party has the right to assign its rights or obligations under this Agreement without the prior written consent of the other Party; provided, however, that (a) either Party may assign this Agreement and all of its rights and obligations hereunder, without such consent, to a person that acquires all or majority of the shares or assets of such Party (or the business or assets to which this Agreement pertains) whether by merger, consolidation, reorganization, acquisition, sale, license or otherwise, and (b) each Party may assign this Agreement and all of its rights and obligations hereunder, without such consent, to an Affiliate if the assigning Party remains liable and responsible for the perfomance and observance of all of the Affiliate's duties and obligations hereunder. Any assignment not in accordance with this Section shall be void. 2. Counterparts. This Agreement may be signed in any number of counterparts (electronic transmission of scanned signatures included), each of which shall be deemed an original, but all of which shall constitute one and the same instrument. After electronic transmission of scanned signatures, the Parties shall, upon one Party's request, execute and exchange documents with original signatures. 3. Entire Agreement. This Agreement contains the full and complete understanding of the Parties with respect to the subject matter therefor and supersedes all the prior representations and understandings, whether oral or written except the Development Agreement made and entered into between the Parties as of May 7, 2021. Each party acknowledges that it has not entered into this Agreement on the basis of any warranty, representation, statement, agreement or undertaking except those expressly set out in this Agreement. Other than in relation to any fraudulent misrepresentation or fraudulent concealment prior to the execution of this Agreement, or any right to rescind this Agreement in respect of any representation which is not an express provision of this Agreement. 4. Force Majeure. Neither Party shall have any liability or be deemed to be in breach of this Agreement for any delays or failures in performance of this Agreement that result from circumstances beyond the reasonable control of that Party. The Party affected by such circumstances shall promptly notify the other Party in writing when such circumstances cause a delay or failure in performance and when they cease to do so. 5. Governing Law; Jurisdiction. Any disputes arising out of or relating to this Agreement will be governed by, and construed and interpreted in accordance with, the laws of New York, without regard to any choice of law principle that would require the application of the law of another jurisdiction. The United Nations Convention on the International Sale of Goods shall not be applicable to this Agreement.

Page 6 83258689.3 705070 - 000010 6. Dispute Resolution. All disputes arising out of or in connection with this Agreement or any Purchase Order shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The venue of arbitration shall be in Tokyo, Japan if initiated by Bluejay and in New York, NY, the USA if initiated by Company. The language of the arbitration shall be English. The award rendered by the arbitrator(s) shall be final and binding upon the parties. Notwithstanding aforementioned, either Party may apply to a court of competent jurisdiction for an order for lawful preservative or conservatory measures, including interim injunctive relief(whether prohibitory or mandatory) in cases of due urgency only. 7. No Third - Party Beneficiaries . Except as expressly set forth herein, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person or entity other than the Parties hereto and their respective successors and assigns . 8. Notice. All notices under this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by overnight courier service, to the attention of the authorized representative at the addresses of the respective Parties set forth in the first paragraph of this Agreement. 9. Relationship of the Parties. The relationship of the Parties is that of independent contractors. Nothing in this Agreement creates, implies or evidences a partnership or joint venture between the Parties, or authorizes a Party to act as agent for the other. 10. Use of Trademark and Name. Company may not use Bluejay's name or trademarks, or refer to or disclose the existence of this Agreement or the obligations performed hereunder, directly or indirectly, without the prior written consent of Bluejay's Corporate Communications department. 11. Validity/Severability. If the whole or any part of any provision of this Agreement is void or unenforceable in any jurisdiction, the other provisions of this Agreement, and the rest of the unenforceable provision, will continue in force in that jurisdiction, and the validity and enforceability of that provision in any other jurisdiction will not be affected, and shall remain in full force and effect. 12. Waiver; Modification of Agreement. No waiver, amendment, or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both Parties. No failure or delay by a Party to exercise any right or remedy provided under this Agreement or by law will constitute a waiver of that (or any other) right or remedy. No single or partial exercise of such right or remedy will preclude or restrict the further exercise of that (or any other) right or remedy.

Neil Dey CEO 07/22/21